                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 14, 2002



                         THE HALLWOOD GROUP INCORPORATED
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-8303                  51-0261339

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)



3710 Rawlins, Suite 1500
Dallas, Texas                                                       75219
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (214) 528-5588




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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, The Hallwood Group Incorporated (the "Company") submitted to the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Principal Executive Officer, Anthony J. Gumbiner, and the Principal Financial Officer, Melvin J. Melle, of the Company. A copy of each of these statements is being furnished under this Item 9 and is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 14, 2002


                                        THE HALLWOOD GROUP INCORPORATED



                                        By:     /s/ Melvin J. Melle
                                           -------------------------------------
                                           Name:    Melvin J. Melle
                                           Title:   Vice President


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                                  EXHIBIT INDEX


EXHIBIT NUMBER      NAME
--------------      ----
99.1                Certification of Principal Executive Officer and of
                    Principal Financial Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002